Note 11 - Long term debt:	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Text Block]
11.  Long term debt

Pursuant to a collaboration and license agreement with Merck & Co., Inc. (Merck), Merck has granted the Company an interest-bearing credit facility of up to $100 million, secured by a first priority interest to the Company’s patents and all associated proceeds. This credit facility can be accessed in amounts of up to $25 million annually, subject to certain minimums, from January 1, 2010 to December 31, 2013, with each advance to be fully repaid on December 31st, six years after the year in which the Company provides Merck written notice to extend the credit under the credit facility. Interest accrues at LIBOR, which resets annually, plus 8% per annum and is payable at the end of each calendar quarter. At December 31, 2011, the interest rate was 8.8% (December 31, 2010 – 8.9%).

The Company borrowed $25 million under this facility during the year ended December 31, 2010. The Company may at its option, repay all or a portion of the advance from time to time without premium or penalty. This advance must be repaid in full by December 31, 2016.

As at December 31, 2011, the carrying value of the Company’s long-term debt approximates its fair value based on current market borrowing rates. The long-term debt is classified as Level 2 of the fair value hierarchy.